Fourth Quarter and Full Year 2024 Results February 13, 2025 Exhibit 99.2

2ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Cautionary Statements Forward-Looking Statements: This presentation and the accompanying webcast include “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements about the following: our expected financial performance and outlook, including our 2025 guidance; operators’ expected operating and financial performance and other anticipated developments relating to their properties and operations,, including production, deliveries, estimates of mineral resources and mineral reserves, environmental and feasibility studies, technical reports, mine plans, capital requirements, liquidity, and capital expenditures; opportunities for investments, acquisitions and other transactions; anticipated benefits from investments, acquisitions and other transactions; the receipt and timing of future metal deliveries, including deferred amounts at Pueblo Viejo; and our anticipated liquidity and capital resources. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: changes in the price of gold, silver, copper, or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; changes of control of properties or operators; contractual issues involving our stream or royalty agreements; the timing of deliveries of metals from operators and our subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete investments, acquisitions or other transactions; adverse economic and market conditions; effects of health epidemics and pandemics; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including in Item 1A, Risk Factors of our most recent Annual Report on Form 10-K. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward-looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. References to Years: All references in this presentation to years are to the twelve months ended or ending December 31 of the referenced year, unless otherwise noted. Statement Regarding Third-Party Information: Certain information provided in this presentation, including information about mineral resources and reserves, historical production, production estimates, property descriptions, and property developments, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, in certain cases including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties. .

3ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Today’s Speakers Dan Breeze SVP, Corporate Development RGLD Gold AG Bill Heissenbuttel President and CEO Paul Libner SVP and CFO Martin Raffield SVP, Operations

4ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Calendar Year 2024 Overview • Highlights • Record revenue of $719.4M • Record cash flow from operations of $529.5M • Record net income of $332.0M, or $5.04/share • After adjustments,1 record net income of $346.4M, or $5.26/share • $105.2M dividends paid • Raised dividend for 24th consecutive year • $250M repaid on revolving credit facility • $0 debt outstanding • Available liquidity of approximately $1.2B • Other notable developments • Recognized first royalty revenue from newly-producing Mara Rosa, Manh Choh and Côté Gold mines • Entered into additional agreement with Centerra on Mount Milligan Mine • Acquired royalty interests on the Back River Gold District and the Cactus Project

5ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 2024 Performance Compared to Guidance Commentary2024 Actual Results 2024 Guidance Ranges(i) Total Sales: In line228,700 oz215,000 – 230,000 ozGold Slightly missed; impacted by Pueblo Viejo silver recovery3.1 M oz3.2 – 3.8 M ozSilver Slightly exceeded16.1 M lb14.0 – 16.0 M lbCopper Exceeded$22.7 M$17.0 – 20.0 MOther Metals(ii) In line$ 144.4 M$141 – 157 MDD&A In line. This rate excludes a $13.0 million discrete U.S. GILTI income tax expense related to consideration received from the Mount Milligan Cost Support Agreement; including this amount, the effective tax rate was 22% for 2024 19%17 – 22%Effective Tax Rate i. For additional detail, please refer to the press release “Royal Gold Provides 2024 Guidance for Sales, DD&A and Effective Tax Rate, and Update on Repayment of Outstanding Borrowings,” issued April 17, 2024. ii. The majority of this component of sales was contributions from nickel, lead and zinc, at realized prices of $7.63/lb nickel, $0.94/lb lead and $1.26/lb zinc.

6ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Acquisition of Royalty on Cactus Project • Close to road, rail, power infrastructure, and city of Casa Grande • Operated by Arizona Sonoran Copper Company (ASCU) Brownfield copper development project located on private land 70km south of Phoenix, Arizona • Mined 1974-1984 by ASARCO • Acquired by ASCU in 2020 • Significant ASCU shareholders include Hudbay Minerals and Rio Tinto

7ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Cactus Royalty Details • $55M acquisition price for 2.5% NSR royalty • Subject to buyback of 0.5% for $7M (by July 10, 2025) • Royalty coverage: • 50-60% of Parks/Salyer deposit, 100% of Cactus East/West deposits • Expect first royalty payment in year 5 • Royalty payments will be quarterly within 30 days of quarter end, and subject to ~22% tax • Mineral resources(i): • M&I: 7.3B lb contained Cu (633M tons @ 0.58% CuT) • Inferred: 3.8B lb contained Cu (474M tons @0.41% CuT) • Straightforward mining and processing: • Conventional heap leach and SX-EW process • 94% open pit (Parks/Salyer, Cactus West) / 6% underground mining (Cactus East) • 5.3B lb LOM copper production • Timeline/milestones: • 2025 – mineral resource update, PFS, begin permitting amendments • 2026 – complete DFS, construction decision, project financing • 2028/2029 – first cathode production 87 112107 127 361 302 113117 303 154 208 507 378 262 156 269 307 341 255 176 98 70 61 63 59 64 62 82 68 59 12 0 0 100 200 300 400 500 600 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 R ec ov er ed C op pe r ( M lb ) Year Notes: (i) Mineral Resource Estimate as of July 16, 2024 Production Profile from Technical Report Filed August 27, 2024:

8ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 62% 38% Q4 2024 Revenue GEOs2 of 76,100 $202.6M Total Revenue Royalty Segment $77.8M Stream Segment $124.8M +43% YoY Higher contribution from Peñasquito, Manh Choh, Bellevue, Robinson Lower contribution from Cortez Legacy Zone +27% YoY Higher contribution from Mount Milligan, Rainy River, Pueblo Viejo and Wassa

9ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Operator Updates3 Cortez Complex • Near term production (100%) • 2025 guidance 680,000 – 765,000 oz • 2027 production >1M oz driven by Crossroads and Goldrush • Longer term growth projects • Robertson ROD received Q4 2024 • Fourmile PFS to start in 2025 • Continued exploration at Hanson and Swift Pueblo Viejo • 2025 gold production guidance 370,000 – 410,000 oz (60% Barrick share) • Recovery and throughput projects underway • Targeting 14M t/year in 2028; gold recovery to 90% by year end 2026 • Silver recovery improvement project targeted for Q4 2025 completion • El Naranjo tailings storage facility advancing • Commissioning targeted for late 2029 • Capacity for additional 8 years beyond 2046

10ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Operator Updates3 Andacollo • Water availability risk mitigation plans implemented • Improved mill throughput in H2 2024 • Copper production guidance 45-55 kt for 2025 – 2027 • 26% increase to guidance mid-point over 2024 Khoemacau • Copper production guidance 43-53 kt for 2025 • 23% increase to guidance mid-point over 2024 • 60 kt/year targeted by 2026/2027 • Expansion to 130kt/year • Feasibility study underway, with first concentrate expected in 2028 • Royal Gold area of interest includes expanded production from Zone 5 and Mango NE deposit

11ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Q4 2024 Revenue * LBMA PM fixing price for gold, LBMA daily fixing price for silver, LME settlement price for copper. Gold Silver Copper Others AVERAGE METAL PRICES* $1,971 $2,663 Q4 '23 Q4 '24 Gold $23.20 $31.38 Q4 '23 Q4 '24 Silver $3.70 $4.17 Q4 '23 Q4 '24 Copper +35% +13%+35% TOTAL REVENUE Q4 '23 Q4 '24 GOLD 77% Q4 2024 REVENUE BY METAL $202.6M $152.7M 9% 10% SILVER COPPER +33%

12ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Q4 2024 Financial Results • $202.6M revenue • $8.9M G&A • $33.7M DD&A, or $444/GEO2 • $1.4M interest and other expense • 19.5% effective tax rate • $107.4M net income, or $1.63/share • $141.1M operating cash flow • Q1 2025 expected stream segment sales 40,000 – 45,000 GEOs2

13ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 December 31, 2024 Liquidity • $0M debt at December 31, 2024 • Approximately $1.2B of liquidity available: • No material financial commitments Amount (US$ M) December 31, 2024 1,000Undrawn revolving credit facility 190Working capital $1,190Total available liquidity

14ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2024 RESULTS | FEBRUARY 13, 2025 Endnotes 1. Adjusted net income and adjusted net income per share are non-GAAP financial measures. See Schedule A to the accompanying press release dated February 12, 2025, for more information. 2. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average LBMA PM fixing price for gold for that same period. 3. Certain information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators.

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